AMENDMENT NO. 5 TO CREDIT AGREEMENT, AMENDMENT NO. 1 TO SECURITY AGREEMENT AND AMENDMENT NO. 1 TO GUARANTY

This Amendment No. 5 to Credit Agreement, Amendment No. 1 to Security Agreement and Amendment No. 1 to Guaranty, dated as of August 29, 2013 (this “Amendment”), is entered into by BASIC ENERGY SERVICES, INC., a Delaware corporation (the “Borrower”), the undersigned lenders party to the Credit Agreement described below, BANK OF AMERICA, N.A.,  as Administrative Agent (in such capacity, the “Administrative Agent”), a Swing Line Lender and an L/C Issuer, CAPITAL ONE, NATIONAL ASSOCIATION, as a Swing Line Lender, an L/C Issuer, and Co-Syndication Agent, and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Co-Syndication Agent.

INTRODUCTION

Reference is made to the Credit Agreement dated as of February 15, 2011 (as modified from time to time, the “Credit Agreement”), among the Borrower, the lenders from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the Administrative Agent. Reference is also made to the Security Agreement dated as of February 15, 2011 (as modified from time to time, the “Security Agreement”), among the Borrower and the subsidiaries of the Borrower party thereto in favor of the Administrative Agent, and to the Guaranty dated as of February 15, 2011 (as modified from time to time, the “Guaranty”), made by the subsidiaries of the Borrower party thereto in favor of the Beneficiaries defined therein and the Administrative Agent.

The Borrower has requested, and the Required Lenders and the Administrative Agent have agreed, on the terms and conditions set forth herein, to make certain amendments to the Credit Agreement, Security Agreement, and Guaranty.

THEREFORE, in connection with the foregoing and for other good and valuable consideration, the Borrower, the Required Lenders, and the Administrative Agent hereby agree as follows:

Section 1.Definitions; References.  Unless otherwise defined in this Amendment, each term used in this Amendment that is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement.

Section 2.            Amendment to Credit Agreement.

(a)	Section 1.01 of the Credit Agreement is hereby amended by adding the following definitions in appropriate alphabetical order:

“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute.

“Excluded Swap Obligation” means, with respect to any Guarantor, any Swap Obligation if, and to the extent that, all or a portion of the Guaranty of such Guarantor of, or the grant by such Guarantor of a security interest to secure, such Swap Obligation (or any Guaranty thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Guarantor’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act (determined after giving effect to Section 10.19 and any other “keepwell, support or other agreement” for the benefit of such Guarantor and any and all guarantees of such Guarantor’s Swap Obligations by other Loan Parties) at the time the Guaranty of such Guarantor, or a grant by such Guarantor of a security interest, becomes effective with respect to such Swap Obligation. If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such Guaranty or security interest is or becomes excluded in accordance with the first sentence of this definition.

“Specified Loan Party” means any Loan Party that is not an “eligible contract participant” under the Commodity Exchange Act (determined prior to giving effect to Section 10.19).

“Swap Obligations” means with respect to any Guarantor any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of Section 1a(47) of the Commodity Exchange Act.

(b)	Section 1.01 of the Credit Agreement is hereby amended by replacing the chart under the definition of “Applicable Rate” in its entirety with the following:
Applicable Rate
Pricing Level	Consolidated Leverage Ratio	Eurodollar Rate (Letters of Credit)	Base Rate
1	< 1.50x	2.50%	1.50%
2	≥ 1.50x but < 2.50x	2.75%	1.75%
3	≥ 2.50x but < 3.50x	3.00%	2.00%
4	≥ 3.50x but < 4.00x	3.25%	2.25%
5	≥ 4.00x	3.50%	2.50%

(c)

Section 1.01 of the Credit Agreement is hereby amended by deleting the “and” immediately before subclause (a)(vii) of the definition of “Consolidated EBITDA” and inserting the following subclause (viii) immediately after subclause (a)(vii) of such definition:

and (viii) one-time legal expenses and settlement charges related to the settlement of litigation relating to an accident that occurred during 2008 in an aggregate amount not to exceed $8,000,000;

(d)	Section 1.01 of the Credit Agreement is hereby amended by replacing the definition of “Eurodollar Rate” in its entirety with the following:

“Eurodollar Rate” means:

(a) for any Interest Period with respect to a Eurodollar Rate Loan, the rate per annum equal to the London Interbank Offered Rate (“LIBOR”) or a comparable or successor rate, which rate is approved by the Administrative Agent, as published on the applicable Reuters screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, for Dollar deposits (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period; and

(b) for any interest calculation with respect to a Base Rate Loan on any date, the rate per annum equal to LIBOR, at or about 11:00 a.m., London time determined two Business Days prior to such date for U.S. Dollar deposits with a term of one month commencing that day;

provided that to the extent a comparable or successor rate is approved by the Administrative Agent in connection herewith, the approved rate shall be applied  in a manner consistent with market practice; provided, further that to the extent such market practice is not administratively feasible for the Administrative Agent, such approved rate shall be applied in a manner as otherwise reasonably determined by the Administrative Agent.

(e)	Section 1.01 of the Credit Agreement is hereby amended by replacing the definition of “Guarantors” in its entirety with the following:

“Guarantors” means, collectively, (a) the Subsidiaries of the Borrower listed on Schedule 6.12 and each other Subsidiary of the Borrower that shall be required to execute and deliver a guaranty or guaranty supplement pursuant to Section 6.12 and (b) with respect to the payment and performance by each Specified Loan Party of its obligations under its Guaranty with respect to all Swap Obligations, the Borrower.

(f)	Section 1.01 of the Credit Agreement is hereby amended by inserting the following parenthetical in the first sentence of the definition of “Interest Period” immediately after “six months thereafter”:

(in each case, subject to availability)

(g)	Section 3.03 of the Credit Agreement is hereby amended by replacing such Section in its entirety with the following:

3.03 Inability to Determine Rates.  If in connection with any request for a Eurodollar Rate Loan or a conversion to or continuation thereof,  (a)  the Administrative Agent determines that (i) Dollar deposits are not being offered to banks in the London interbank Eurodollar market for the applicable amount and Interest Period of such Eurodollar Rate Loan, or (ii) adequate and reasonable means do not exist for determining the Eurodollar Rate for any requested Interest Period with respect to a proposed Eurodollar Rate Loan  or in connection with an existing or proposed Base Rate Loan (in each case with respect to clause (a) (i) above, “Impacted Loans”), or (b) the Administrative Agent or the Required Lenders determine that for any reason  the Eurodollar Rate for any requested Interest Period with respect to a proposed Eurodollar Rate Loan does not adequately and fairly reflect the cost to such Lenders of funding such Eurodollar Rate Loan, the Administrative Agent will promptly so notify the Borrower and each Lender.  Thereafter, (x) the obligation of the Lenders to make or maintain Eurodollar Rate Loans shall be suspended, (to the extent of the affected Eurodollar Rate Loans or Interest Periods), and (y) in the event of a determination described in the preceding sentence with respect to the Eurodollar Rate component of the Base Rate, the utilization of the Eurodollar Rate component in determining the Base Rate shall be suspended, in each case until the Administrative Agent upon the instruction of the Required Lenders revokes such notice.  Upon receipt of such notice, the Borrower may revoke any pending request for a Borrowing of, conversion to or continuation of Eurodollar Rate Loans (to the extent of the affected Eurodollar Rate Loans or Interest Periods) or, failing that, will be deemed to have converted such request into a request for a Borrowing of Base Rate Loans in the amount specified therein.

Notwithstanding the foregoing, if the Administrative Agent has made the determination described in clause (a) (i) of this section, the Administrative Agent, in consultation with the Borrower and the affected Lenders, may establish an alternative interest rate for the Impacted Loans,  in which case, the lesser of such alternative rate of interest and the Base Rate shall apply with respect to the Impacted Loans until (1) the Administrative Agent revokes the notice delivered with respect to the Impacted Loans under clause (a) of the first sentence of this section, (2) the Administrative Agent or the Required Lenders notify the Administrative Agent and the Borrower that such alternative interest rate does not adequately and fairly reflect the cost to such Lenders of funding the Impacted Loans, or (3) any Lender determines that any Law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for such Lender or its applicable Lending Office to make, maintain or fund Loans whose interest is determined by reference to such alternative rate of interest or to determine or charge interest rates based upon such rate or any Governmental Authority has imposed material restrictions on the authority of such Lender to do any of the foregoing and provides the Administrative Agent and the Borrower written notice thereof.

(h)	Section 7.02(a) of the Credit Agreement is hereby amended by replacing subclause (i) thereto in its entirety with the following:

(i) such obligations are (or were) entered into by such Person to hedge against (including cap, collar, or exchange) interest rates or foreign exchange rates, which are incurred in the ordinary course of business and not for speculative purposes and

(i)	Section 7.11 of the Credit Agreement is hereby amended by replacing clause (b) thereto in its entirety with the following:

(b) Consolidated Leverage Ratio.  Permit the Consolidated Leverage Ratio at any time during any period of four fiscal quarters of the Borrower set forth below to be greater than the ratio set forth below opposite such period:

Four Fiscal Quarters Ending	Maximum Consolidated Leverage Ratio
Closing Date through March 31, 2011	4.25:1.00
June 30, 2011 through June 30, 2013	4.00:1.00
September 30, 2013 and December 31, 2013	4.50:1.00
March 31, 2014 and June 30, 2014	4.25:1.00
September 30, 2014 and each fiscal quarter thereafter	4.00:1.00

(j)	Section 7.11 of the Credit Agreement is hereby amended by replacing clause (c) thereto in its entirety with the following:

(c) Consolidated Senior Secured Leverage Ratio.  Permit the Consolidated Senior Secured Leverage Ratio as of the end of any fiscal quarter of the Borrower set forth below to be greater than the ratio set forth below opposite such period:

Four Fiscal Quarters Ending	Maximum Consolidated Senior Secured Leverage Ratio
Closing Date through June 30, 2013	2.00:1.00
September 30, 2013 through June 30, 2014	1.75:1.00
September 30, 2014 and each fiscal quarter thereafter	2.00:1.00

(k)	Existing Section 10.19 is hereby re-numbered as Section 10.20, and a new Section 10.19 is hereby added to the Credit Agreement immediately following the existing Section 10.18:

10.19 Keepwell.  The Borrower at the time the Guaranty or the grant of the security interest under the Loan Documents, in each case, by any Specified Loan Party, becomes effective with respect to any Swap Obligation, hereby jointly and severally, absolutely, unconditionally and irrevocably undertakes to provide such funds or other support to each Specified Loan Party with respect to such Swap Obligation as may be needed by such Specified Loan Party from time to time to honor all of its obligations under its Guaranty and the other Loan Documents in respect of such Swap Obligation (but, in each case, only up to the maximum amount of such liability that can be hereby incurred without rendering the Borrower’s obligations and undertakings under this Section 10.19 voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations and undertakings of the Borrower under this Section shall remain in full force and effect until the Obligations have been indefeasibly paid and performed in full. The Borrower intends this Section to constitute, and this Section shall be deemed to constitute, a guarantee of the obligations of, and a “keepwell, support, or other agreement” for the benefit of, each Specified Loan Party for all purposes of the Commodity Exchange Act.

Section 3.            Amendment to Security Agreement.

(a).  Section 1.01 of the Security Agreement is hereby amended by inserting the following sentence at the end of the definition of “Secured Obligations”:

;  provided that the “Secured Obligations” shall exclude any Excluded Swap Obligations.

Section 4.            Amendment to Guaranty.

(a)	Section 1 of the Guaranty is hereby amended by replacing the first sentence thereof in its entirety with the following:

Each Guarantor hereby absolutely and unconditionally guarantees, as a guaranty of payment and not as a guaranty of collection, prompt payment when due, whether at stated maturity, by required prepayment, upon acceleration, demand or otherwise, and at all times thereafter, of any and all existing and future indebtedness and liabilities of every kind, nature and character, direct or indirect, absolute or contingent, liquidated or unliquidated, voluntary or involuntary and whether for principal, interest, premiums, fees, indemnities, damages, costs, expenses or otherwise, owing by the Borrower or any other Loan Party to the Administrative Agent, the Lenders, the L/C Issuers, Swing Line Lenders, Hedge Banks, and Cash Management Banks (as each such term is defined in the Credit Agreement and collectively referred to herein as the “Beneficiaries”) arising under, pursuant to, or in connection with, that certain Credit Agreement dated as of February 15, 2011 (as amended, amended and restated, supplemented, extended, or otherwise modified from time to time, the “Credit Agreement”, the defined terms of which are used herein unless otherwise defined herein) among the Borrower, Bank of America, N.A., as Administrative Agent, and the lenders party thereto from time to time (the “Lenders”), or under any Loan Document (including all renewals, extensions, amendments, refinancings and other modifications thereof and, as provided in the Loan Documents, all costs, attorneys’ fees and expenses incurred by Administrative Agent or any Beneficiary in connection with the collection or enforcement thereof), and whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest and fees that accrue after the commencement by or against any Loan Party or any Affiliate thereof of any proceeding under any Debtor Relief Laws naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding (collectively, the “Obligations”); provided that the Obligations shall exclude any Excluded Swap Obligations.

Section 5.Representations and Warranties.  The Loan Parties represent and warrant that (a) the execution, delivery, and performance of this Amendment by each Loan Party are within the corporate or equivalent power and authority of such Loan Party and have been duly authorized by all necessary corporate or other organizational action, (b) this Amendment, and the Credit Agreement as amended hereby, constitute legal, valid, and binding obligations of each Loan Party, enforceable against each Loan Party in accordance with their terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws of general applicability affecting the enforcement of creditors’ rights and the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or law); (c) the representations and warranties of the Borrower and each other Loan Party contained in each Loan Document are true and correct as of the date of this Amendment, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date; (d) no Default or Event of Default exists under the Loan Documents; and (e) the Liens under the Security Documents are valid and subsisting and secure the Secured Obligations (as defined therein).

Section 6Effect on Credit Documents.  Except as amended herein, the Credit Agreement, Security Agreement, Guaranty and all other Loan Documents remain in full force and effect as originally executed.  Nothing herein shall act as a waiver of any of the Administrative Agent’s or any Lender’s rights under the Loan Documents as amended, including the waiver of any default or event of default, however denominated.  The Loan Parties acknowledge and agree that this Amendment shall in no manner impair or affect the validity or enforceability of the Credit Agreement, Security Agreement, or Guaranty.  This Amendment is a Loan Document for the purposes of the provisions of the other Loan Documents.  Without limiting the foregoing, any breach of representations, warranties, and covenants under this Amendment may be a default or event of default under the other Loan Documents.

Section 7Effectiveness.  This Amendment shall become effective, and the Credit Agreement, Security Agreement, and Guaranty shall be amended as provided for herein, when:

(a)   the Administrative Agent (or its counsel) shall have received counterparts hereof duly executed and delivered by a duly authorized officer of the Borrower, each Guarantor, and by the Lenders whose consent is required to effect the amendments contemplated hereby and

(b)   the Administrative Agent shall have received or shall concurrently receive, for the account of each Lender that has delivered an executed counterpart of this Amendment to the Administrative Agent (or its counsel) by 12:00 p.m. (Central time) on August 29, 2013, a consent fee equal to 15 basis points on the amount of each such Lender’s Commitment.

Section 8.Reaffirmation of Guaranty.  By its signature hereto, each Guarantor represents and warrants that such Guarantor has no defense to the enforcement of the Guaranty, and that according to its terms the Guaranty will continue in full force and effect to guaranty the Borrower’s obligations under the Credit Agreement and the other amounts described in the Guaranty following the execution of this Amendment.

Section 9Governing Law.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, the LAW OF THE STATE OF NEW YORK.

Section 10Miscellaneous.  The miscellaneous provisions set forth in Article X of the Credit Agreement apply to this Amendment.  This Amendment may be signed in any number of counterparts, each of which shall be an original, and may be executed and delivered by telecopier or other electronic imaging means.

Section 11ENTIRE AGREEMENT.  THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[Signature pages follows.]

EXECUTED as of the first date above written.

BASIC ENERGY SERVICES, INC.

By: _/s/ Kenneth V. Huseman________________________________________________________________________________________________________________________________________________________________________

      Kenneth V. Huseman

      President and Chief Executive Officer

Signature Page to Amendment No. 5 to Credit Agreement, Amendment No. 1 to Security Agreement and Amendment No. 1 to Guaranty

BASIC ENERGY SERVICES GP, LLC

ACID SERVICES, LLC

ADMIRAL WELL SERVICE, INC.

BASIC MARINE SERVICES, INC.

CHAPARRAL SERVICE, INC.

JETSTAR ENERGY SERVICES, INC.

JETSTAR HOLDINGS, INC.

JS ACQUISITION LLC

PERMIAN PLAZA, LLC

PLATINUM PRESSURE SERVICES, INC.

SLEDGE DRILLING CORP.

XTERRA FISHING & RENTAL TOOLS CO.

By: _/s/ Kenneth V. Huseman________________________________________________________________________________________________________________________________________________________________________

Kenneth V. Huseman

President and Chief Executive Officer

BASIC ENERGY SERVICES LP, LLC

By: _/s/ Jerry Tufly_____________________________________________________________________________________________________________________________________________________________________________________________

Jerry Tufly

Sole Manager

Signature Page to Amendment No. 5 to Credit Agreement, Amendment No. 1 to Security Agreement and Amendment No. 1 to Guaranty

BASIC ENERGY SERVICES, L.P.

By:      BASIC ENERGY SERVICES GP, LLC, its General Partner

By:      BASIC ENERGY SERVICES, INC., its Sole Member

By: _/s/ Kenneth V. Huseman________________________________________________________________________________________________________________________________________________________________________

Kenneth V. Huseman

President

BASIC ESA, INC.

FIRST ENERGY SERVICES COMPANY

GLOBE WELL SERVICE, INC.

LEBUS OIL FIELD SERVICE CO.

SCH DISPOSAL, L.L.C.

By: _/s/ Kenneth V. Huseman________________________________________________________________________________________________________________________________________________________________________

Kenneth V. Huseman

President

TAYLOR INDUSTRIES, LLC

By: _/s/ Kenneth V. Huseman________________________________________________________________________________________________________________________________________________________________________

Kenneth V. Huseman

Chief Executive Officer

Signature Page to Amendment No. 5 to Credit Agreement, Amendment No. 1 to Security Agreement and Amendment No. 1 to Guaranty

MAVERICK STIMULATION COMPANY, LLC

MAVERICK COIL TUBING SERVICES, LLC

MCM HOLDINGS, LLC

MAVERICK THRU-TUBING, LLC

THE MAVERICK COMPANIES, LLC

MAVERICK SOLUTIONS, LLC

MSM LEASING, LLC

By: _/s/ Kenneth V. Huseman________________________________________________________________________________________________________________________________________________________________________

Name: Kenneth V. Huseman___________________________________________________________________________________________________________________________________________________________________________

Title:President______________________________________________________________________________

Signature Page to Amendment No. 5 to Credit Agreement, Amendment No. 1 to Security Agreement and Amendment No. 1 to Guaranty

BANK OF AMERICA, N.A., as Administrative Agent

By: _/s/ Darleen R. Parmelee_________________________________________________________________________________________________________________________________________________________________________

Darleen R. Parmelee

Assistant Vice President

Signature Page to Amendment No. 5 to Credit Agreement, Amendment No. 1 to Security Agreement and Amendment No. 1 to Guaranty

BANK OF AMERICA, N.A., as a Lender, L/C Issuer and Swing Line Lender

By: _/s/ Julie Castano________________________________________________________________________________________________________________________________________________________________________________________

Name: Julie Castano___________________________________________________________________________________________________________________________________________________________________________________________

Title: Senior Vice President_______________________________________________________________________________________________________________________________________________________________________________

Signature Page to Amendment No. 5 to Credit Agreement, Amendment No. 1 to Security Agreement and Amendment No. 1 to Guaranty

CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender, L/C Issuer and Swing Line Lender

By: _/s/ Keith Morton__________________________________________________________________________________________________________________________________________________________________________________________

Name: Keith Morton_____________________________________________________________________________________________________________________________________________________________________________________________

Title: Senior Vice President_______________________________________________________________________________________________________________________________________________________________________________

Signature Page to Amendment No. 5 to Credit Agreement, Amendment No. 1 to Security Agreement and Amendment No. 1 to Guaranty

WELLS FARGO BANK, NATIONAL ASSOCIATION

By: _/s/ Donald W. Herrick, Jr._____________________________________________________________________________________________________________________________________________________________________

Name: Donald W. Herrick, Jr.________________________________________________________________________________________________________________________________________________________________________

Title: Director___________________________________________________________________________________________________________________________________________________________________________________________________________

Signature Page to Amendment No. 5 to Credit Agreement, Amendment No. 1 to Security Agreement and Amendment No. 1 to Guaranty

AMEGY BANK, N.A.

By: _/s/ G. Scott Collins___________________________________________________________________________________________________________________________________________________________________________________

Name: G. Scott Collins______________________________________________________________________________________________________________________________________________________________________________________

Title: Senior Vice President_______________________________________________________________________________________________________________________________________________________________________________

Signature Page to Amendment No. 5 to Credit Agreement, Amendment No. 1 to Security Agreement and Amendment No. 1 to Guaranty

COMERICA BANK

By: _/s/ Bradley Kuhn________________________________________________________________________________________________________________________________________________________________________________________

Name: Bradley Kuhn___________________________________________________________________________________________________________________________________________________________________________________________

Title: Officer____________________________________________________________________________________________________________________________________________________________________________________________________________

Signature Page to Amendment No. 5 to Credit Agreement, Amendment No. 1 to Security Agreement and Amendment No. 1 to Guaranty

GOLDMAN SACHS BANK USA

By: _/s/ Lauren Havens____________________________________________________________________________________________________________________________________________________________________________________

Name: Lauren Havens_______________________________________________________________________________________________________________________________________________________________________________________

Title: Authorized Signatory________________________________________________________________________________________________________________________________________________________________________________

Signature Page to Amendment No. 5 to Credit Agreement, Amendment No. 1 to Security Agreement and Amendment No. 1 to Guaranty